--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The investment objective of the Fund is long-term capital appreciation through investment in securities markets outside the United States.

INVESTMENT ADVISER

     Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly owned indirect subsidiary of Schroder plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 22 countries worldwide. As of December 31, 1998, the Schroder Group had over $195 billion in assets under management. As of March 31, 1999, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had approximately $28 billion under management.

                                                                    June 3, 1999

Dear Shareholder:

     We are pleased to present the semiannual report for the Schroder International Fund for the six months ended April 30, 1999. During this period the anxieties about the world's economies that were prevalent towards the end of 1998 have lessened. The U.S. remained a surprisingly solid engine of growth; moreover, it achieved this growth with consistent improvements in productivity and with little pressure on core inflation. Continental European economies clearly slowed, but we anticipate that rapid action by the monetary authorities in the future to reduce interest rates should ensure that the economies do not stall. In addition, the U.K. seems set for a softer landing than seemed likely late last year. Elsewhere, in Asian economies outside Japan, economic recovery is broadening out from the export sectors to areas of domestic demand. A number of economies in the region have experienced upgrades in their GDP forecasts for 1999 and many remain on course with restructuring programs. The devaluation of the Brazilian currency in January this year turned out not to be the precursor of further global instability as feared. Better than expected inflation patterns in Brazil and adherence to credible fiscal policies during the period helped to boost confidence and, although the Brazilian economy remains under pressure, there is the potential for a smooth recovery. Even in Japan, where the risks of deflation remain high and there are few signs of economic recovery, pockets of apparent stability have formed and there is a more widespread commitment to structural reform. The interest rate gap between many emerging economies' debt and that of U.S. Treasury bonds has narrowed as the risks of last year are believed to be diminished. Increased confidence in an emerging markets recovery is evident in the narrowing interest rate gap between emerging markets and U.S. Treasury debt.

     Looking ahead, we believe that it is unlikely that stock valuations in developed markets will expand as fast as they have in the last few years. Although valuations in many developed markets are relatively high, there remain areas of compelling value, as large parts of these markets (often including smaller and mid cap companies) have not participated in this trend. While the global interest rate environment might provide less support for stock prices than it has done, corporate earnings should continue to benefit from the effect of previous interest rate cuts. Opportunities exist with companies that distinguish themselves through improving internal operations and learning to use capital more efficiently. We are encouraged by this trend, which is becoming more common in many markets outside the U.S., and the benefits of such restructuring activity is likely to be a positive influence on companies' profitability for an extended period of time. Schroders' investment process, based on detailed fundamental research and carried out globally, is designed to highlight such opportunities for the long-term benefit of our investors.

     Since your last report, Mark Smith has resigned as President and Chairman of the Fund. As you may already know, Schroder Capital Management International Inc., and its sister company responsible for investing in domestic markets, will be merging into a newly created corporation called Schroder Investment Management North

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------
America Inc. This change will allow us to simplify our corporate structure and to integrate our global equity and fixed income management services for U.S. clients into one corporate entity. We can assure you that no changes in Fund management are planned or anticipated in connection with the merger. We expect the merger to be effective on or about July 1, 1999.

     Thank you for your interest in the Schroder International Fund.

                                   Sincerely,


                                   /s/ Nancy A. Curtin   /s/  Alexandra Poe
                                   -------------------   ------------------
                                   Nancy A. Curtin       Alexandra Poe
                                   Chairman              President

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1999) (unaudited)

HOW DID THE FUND PERFORM FOR THE SIX MONTHS ENDED APRIL 30, 1999?

     For the six months ended April 30, 1999 the Schroder International Fund's Investor Shares gained 15.16%. Its benchmark, the MSCI EAFE Index, returned 15.32% over the same period.

WHAT FACTORS CONTRIBUTED MOST TO PERFORMANCE DURING THE PERIOD?

     We combine a bottom-up stock selection process with a detailed country and sector analysis to identify those regions or industries with the best growth prospects. Over the period, stock selection contributed more strongly than country allocation. Our overweight position in stocks in the oil industry was particularly successful due to the surge in the price of oil. Our best performing stocks in this sector were French producers Elf Aquitaine and Total, and UK oil companies BP Amoco and Lasmo which we purchased just prior to the price surge. Our overweight position in telecommunication stocks also contributed to our successful stock selection, as many telecom stocks benefited from restructuring and merger and acquisition activity during the period. For example, we owned Telecom Italia which benefited from a takeover bid, and Mannesmann, a leading German telecom company and key beneficiary of the opening up of the European telecommunications market. In addition, our hedging of the Japanese yen added value as the yen weakened after the Bank of Japan eased monetary policy in February and our hedging of the British pound helped as sterling slid against the dollar following significant interest rate cuts by the Bank of England.

WHAT CHANGES IN INVESTMENT ALLOCATION DID YOU MAKE TO THE FUND'S PORTFOLIO OVER THE PERIOD AND WHAT EFFECT DID THESE CHANGES HAVE?

     During the six months ended April 30, 1999, we gradually increased our allocation to smaller Asian markets, such as Singapore and Korea, so that the Fund was able to benefit from the economic recovery in Asia. Towards the end of the period, we initiated positions in the Philippines, Thailand and New Zealand, due to signs of corporate recovery and improving investor sentiment in these countries. In the latter half of the period, we started reducing the Fund's position in Continental Europe, as we recognized that markets in the region had peaked and valuations were generally high. This proved to be the right decision as Continental Europe underperformed over the six months.

WHAT IS YOUR OUTLOOK FOR JAPAN AND WHICH AREAS OF THE MARKET DO YOU FAVOR GOING FORWARD?

     The Fund remains underweight in Japan. Despite signs of apparent improvement in the Japanese market towards the end of the semi-annual period, we believe that Japan's economic prospects remain uncertain. Moreover, we believe that further monetary stimulus is needed for the country to support a sustainable long-term recovery. However, within Japan there are areas of stability where there appears to be a genuine commitment to reform. In particular, we favor the electrical and wholesale sectors as these are benefiting from corporate restructuring. For example, one of our strongest performers was Sony, which announced major restructuring plans during the period. We continue to emphasize internationally focused companies with strong business franchises and excellent management.

WHAT IMPACT CAN INTERNATIONAL INVESTING HAVE ON PERFORMANCE AND THE MANAGEMENT OF RISK WITHIN AN INDIVIDUAL'S PORTFOLIO?

     Investing in a broad range of international markets provides diversification within an individual's portfolio, enabling the investor to reduce their risk profile and enhance returns over time. Diversification comes not only from access to global equity markets which are subject to regional and national characteristics but also from investing in a range of currencies. With more investment opportunities available, an investor can take advantage of differences in valuations, economic and business cycles, or gain exposure to industries and trends which may be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------
lacking in a domestic market. Many international economies and stock markets are expanding rapidly, and ongoing developments, such as reduced trade barriers, enhanced competitiveness, the stabilization of exchange rates and corporate restructuring have increased the chance for strong performance in international equity markets. However, investors should bear in mind the risks associated with investing in international equity markets, such as political or financial instability and currency risk, market entry or exit restrictions and, in some cases, reduced liquidity. In light of these risks, investing in international equity markets should only be viewed as part of a complete investment program.

     The views expressed in this report were those of the Fund's portfolio manager as of April 30, 1999, and may not reflect the views of the portfolio manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

           PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 1999 (UNAUDITED)

                    COUNTRY WEIGHTINGS

                                                  % OF
COUNTRY                                         NET ASSETS
----------------------------------------------------------
United Kingdom                                     22.91%
Japan                                              16.43
France                                             15.84
Netherlands                                         7.77
Italy                                               5.99
Germany                                             5.69
Switzerland                                         4.63
Sweden                                              2.30
Spain                                               2.06
Denmark                                             1.51
Singapore                                           1.00
Belgium                                             0.92
Portugal                                            0.89
Korea, Republic of                                  0.63
New Zealand                                         0.59
Philippines                                         0.37
Thailand                                            0.21
Cash and Other Net Assets                          10.26
                                                  ------
Total                                             100.00%
                                                  ------
                                                  ------

                     TOP TEN HOLDINGS

                                                  % OF
SECURITY                                        NET ASSETS
----------------------------------------------------------
Commerzbank, London, Certificates
  of Participation, 2.5%, 5/24/99                   2.93%
Elf Aquitaine SA                                    2.24
Mannesmann AG                                       2.07
BP Amoco plc                                        1.95
Vivendi (including warrant)                         1.95
Suez Lyonnaise des Eaux                             1.79
UBS AG                                              1.77
Daimler-Chrysler AG                                 1.60
Telecom Italia SpA                                  1.57
Philips Electronics NV                              1.54
                                                  ------
Total                                              19.41%
                                                  ------
                                                  ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

ASSETS:
         Investments (Notes 1 and 2):
            Investment in International Equity Fund (the"Portfolio")       $ 141,080,633

         Receivable from administrator (Note 3)                                    9,394
         Receivable for Fund shares sold                                         339,959
         Receivable from investment adviser (Note 4)                               7,951
                                                                           -------------

                              Total Assets                                   141,437,937
                                                                           -------------

LIABILITIES:
         Dividends payable                                                         4,938
         Payable for Fund shares redeemed                                        351,761
         Payable to administrator (Note 3)                                         5,745
         Accrued expenses and other liabilities                                   33,380
                                                                           -------------

                              Total Liabilities                                  395,824
                                                                           -------------

                              Net Assets                                   $ 141,042,113
                                                                           -------------
                                                                           -------------

COMPONENTS OF NET ASSETS:
         Paid-in capital                                                   $ 111,849,918
         Undistributed net investment income                                   1,594,553
         Accumulated net realized gain on investments
           and foreign currency transactions                                   4,444,997
         Net unrealized appreciation on investments
           and foreign currency transactions                                  23,152,645
                                                                           -------------

                              Net Assets                                   $ 141,042,113
                                                                           -------------
                                                                           -------------

SHARES OF BENEFICIAL INTEREST                                                  8,765,770

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                          $16.09

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

NET INVESTMENT INCOME ALLOCATED FROM THE PORTFOLIO:
         Dividend income (net of foreign withholding taxes of $110,131)                   $    651,717
         Interest income                                                                       190,112
         Net expenses                                                                         (491,537)
                                                                                          ------------
                              Net Investment Income Allocated from the Portfolio               350,292
                                                                                          ------------
EXPENSES:
         Administration (Note 3)                                                                98,408
         Subadministration (Note 3)                                                             32,803
         Transfer agency (Note 3)
               Investor Shares                                                                  33,353
               Advisor Shares                                                                    3,006
         Accounting (Note 3)                                                                     6,000
         Legal                                                                                   9,573
         Audit                                                                                   7,272
         Registration                                                                           18,656
         Reporting                                                                              13,862
         Trustees                                                                                6,887
         Miscellaneous                                                                          11,295
                                                                                          ------------
                              Total Expenses                                                   241,115
         Fees waived and expenses reimbursed (Note 4)                                          (83,705)
                                                                                          ------------
                              Net Expenses                                                     157,410
                                                                                          ------------
NET INVESTMENT INCOME                                                                          192,882
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM THE PORTFOLIO:
         Net realized gain on investments sold                                               7,706,092
         Net realized loss on foreign currency transactions                                   (938,775)
                                                                                          ------------
                              Net realized gain on investments
                                and foreign currency transactions                            6,767,317
                                                                                          ------------
         Net change in unrealized appreciation on investments                               11,700,189
         Net change in unrealized depreciation on
           foreign currency transactions                                                       (34,367)
                                                                                          ------------
                              Net change in unrealized appreciation on
                                investments and foreign currency transactions               11,665,822
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM THE PORTFOLIO                                        18,433,139
                                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 18,626,021
                                                                                          ------------
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the
                                                                               Six Months Ended          For the
                                                                               April 30, 1999           Year Ended
                                                                                (unaudited)          October 31, 1998
------------------------------------------------------------------------------------------------------------------------
   NET ASSETS, BEGINNING OF PERIOD                                               $129,954,774           $ 191,219,133
                                                                                 ------------           -------------
   OPERATIONS:
          Net investment income                                                       192,882               1,915,529
          Net realized gain on investments sold                                     6,767,317              23,730,622
          Net change in unrealized appreciation
            (depreciation) on investments                                          11,665,822             (15,922,356)
                                                                                 ------------           -------------
            Net increase in net assets
               resulting from operations                                           18,626,021               9,723,795
                                                                                 ------------           -------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
          Net investment income--Investor Class                                    (1,311,873)             (3,140,556)
          Net realized gain on investments--Investor Class                        (22,931,620)            (15,603,343)
          Net realized gain on investments--Advisor Class                                 (17)                     --
                                                                                 ------------           -------------
            Total distributions to shareholders                                   (24,243,510)            (18,743,899)
                                                                                 ------------           -------------
   CAPITAL SHARE TRANSACTIONS:
          Sale of shares--Investor Class                                           31,777,375              61,200,571
          Sale of shares--Advisor Class                                                    --                   3,600
          Reinvestment of distributions--Investor Class                            18,465,475              12,794,795
          Reinvestment of distributions--Advisor Class                                     17                      --
          Redemption of shares--Investor Class                                    (33,537,939)           (126,239,223)
          Redemption of shares--Advisor Class                                            (100)                 (3,998)
                                                                                 ------------           -------------
            Net increase (decrease) from
               capital share transactions                                          16,704,828             (52,244,255)
                                                                                 ------------           -------------
          Net increase (decrease) in net assets                                    11,087,339             (61,264,359)
                                                                                 ------------           -------------
   NET ASSETS, END OF PERIOD (A)                                                 $141,042,113           $ 129,954,774
                                                                                 ------------           -------------
                                                                                 ------------           -------------
   SHARE TRANSACTIONS:
          Sale of shares--Investor Class                                            2,020,931               3,452,665
          Sale of shares--Advisor Class                                                    --                     210
          Reinvestment of distributions--Investor Class                             1,232,674                 788,008
          Reinvestment of distributions--Advisor Class                                      1                      --
          Redemption of shares--Investor Class                                     (2,085,885)             (7,053,415)
          Redemption of shares--Advisor Class                                              (6)                   (205)
                                                                                 ------------           -------------
            Net increase (decrease) in shares                                       1,167,715              (2,812,737)
                                                                                 ------------           -------------
                                                                                 ------------           -------------

---------------------------------------------------------------

(a) Includes accumulated undistributed net investment income of $1,594,553 and $2,713,544, respectively, for the six months ended April 30, 1999 and the year ended October 31, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INVESTOR SHARES

     Selected per share data and ratios for an Investor share outstanding throughout each period:

                                      For the
                                   Six Months Ended
                                     April 30,                         For the Year Ended October 31,
                                       1999             ------------------------------------------------------------
                                    (unaudited)           1998        1997         1996 (a)       1995        1994
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                               $   17.10        $  18.37    $  20.01       $   20.91    $  23.17    $  20.38
                                       ---------        --------    --------       ---------    --------    --------
Investment Operations
  Net Investment Income (b)                 0.02            0.23        0.14            0.15        0.46        0.18
  Net Realized and Unrealized
    Gain (Loss) on Investments
    and Foreign Currency
    Transactions                            1.93            0.34        1.31            1.74       (0.18)       2.69
                                       ---------        --------    --------       ---------    --------    --------
Total from Investment Operations            1.95            0.57        1.45            1.89        0.28        2.87
                                       ---------        --------    --------       ---------    --------    --------
Distributions From
  Net Investment Income                    (0.16)          (0.29)      (0.46)          (0.47)         --       (0.08)
  Net Realized Gain on
    Investments                            (2.80)          (1.55)      (2.63)          (2.32)      (2.54)         --
                                       ---------        --------    --------       ---------    --------    --------
Total Distributions                        (2.96)          (1.84)      (3.09)          (2.79)      (2.54)      (0.08)
                                       ---------        --------    --------       ---------    --------    --------
Net Asset Value, End of Period         $   16.09        $  17.10    $  18.37       $   20.01    $  20.91    $  23.17
                                       ---------        --------    --------       ---------    --------    --------
                                       ---------        --------    --------       ---------    --------    --------

Total Return (c)                          15.16%           3.82%       8.33%          10.05%       2.08%      14.10%

Ratio/Supplementary Data:
Net Assets End of Period (in
  thousands)                           $ 141,042        $129,955    $191,219       $ 202,735    $212,330    $500,504
Ratios to Average Net Assets
  (b):
  Expenses, including
    reimbursement/waiver of fees           0.99%(e)        0.99%       0.99%           0.99%       0.91%       0.90%
  Expenses, excluding
    reimbursement/waiver of fees           1.17%(e)        1.08%       1.06%           1.04%         N/A         N/A
  Net investment income,
    including
    reimbursement/waiver of fees           0.29%(e)        1.14%       0.67%           0.86%       0.99%       0.94%

Portfolio Turnover Rate (d)                  46%             53%         36%             56%         61%         25%

---------------------------------------

(a) On November 1, 1995, the Fund converted to a Core and
    Gateway(Registered) structure (See Note 1).
(b) Includes the Fund's proportionate share of income and expenses of the Portfolio, since the conversion to a Core and Gateway(Registered) structure.
(c) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 4).
(d) The rate after October 31, 1995 represents the turnover of the underlying Portfolio.
(e) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"), currently has nine investment portfolios. Included in this report is the Schroder International Fund (the "Fund"), which is a diversified portfolio that commenced operations on December 19, 1985. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of April 30, 1999, only Investor Shares had been issued.

         Until May 28, 1999, the Fund sought to achieve its investment objective by investing all its investable assets in International Equity Fund (the "Portfolio"), a separate diversified portfolio of Schroder Capital Funds ("Schroder Core") that had the same investment objective and substantially similar investment policies as the Fund. The Fund accounted for its investment in the Portfolio as a partnership investment and recorded daily its share of the Portfolio's income, expenses and realized and unrealized gain or loss. The Portfolio's financial statements are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. As of April 30, 1999, the Fund owned approximately 83.1% of the interests in the Portfolio. Since May 28, 1999, the Fund has sought its objective by investing directly in a portfolio of securities considered by Schroder Capital Management International Inc., the Fund's investment adviser, to be consistent with the Fund's investment objective and policies, and has ceased to invest in the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

         The following represent the significant accounting policies of the
   Fund:

   SECURITY VALUATION

         The Trust determines the net asset value per share of the Fund as of the close of trading on the New York Stock Exchange on each Fund business day. Valuation of securities held in the Portfolio is discussed in the Notes to the Financial Statements of the Portfolio. Investments held directly by the Fund will be valued in the same manner as the Portfolio would value such investments.

   INVESTMENT INCOME AND EXPENSES

         For the periods covered by these Financial Statements, the Fund recorded daily its pro rata share of the Portfolio's income, expenses and realized and unrealized gain and loss. In addition, the Fund incurred its own expenses.

   DISTRIBUTIONS TO SHAREHOLDERS

         Net investment income and net capital gain, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Portfolio or the Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONTINUED)

   FEDERAL TAXES

         The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average net assets.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         Schroder Capital Management International Inc. ("SCMI") is the investment adviser to the Fund. Prior to May 28, 1999, the Fund invested all its assets in the Portfolio, which had retained SCMI to act as investment adviser pursuant to an Investment Advisory Agreement. Beginning June 1, 1999, the Fund incurs investment advisory fees at an annual rate, payable monthly, of 0.50% of the Fund's average daily net assets up to $100 million, 0.40% of the next $100 million, and 0.35% of the Fund's average daily net assets in excess of $200 million, payable to SCMI. SCMI has agreed to limit the investment advisory fees payable to it by the Fund to the annual rate of 0.45% of the Fund's average daily net assets. See Notes to the Financial Statements of the Portfolio.

         SCMI has informed the Trust that it expects on or about July 1, 1999 to be merged into Schroder Investment Management North America Inc., a newly organized Delaware corporation. SCMI and Schroder Investment Management North America Inc. are both wholly owned subsidiaries of Schroder U.S. Holdings, Inc.

   ADMINISTRATOR AND SUBADMINISTRATOR

         The administrator of the Fund is Schroder Fund Advisors Inc. ("Schroder Advisors"). For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.225% of the average daily net assets of the Fund. (Until May 28, 1999, Schroder Advisors was entitled to receive compensation at an annual rate, payable monthly, of 0.15% of the Fund's average daily net assets; Schroder also received fees from the Portfolio for providing administrative services at an annual rate of 0.075% of the Portfolio's average daily net assets.) In addition, the Trust has entered into a Sub-Administration Agreement with State Street Bank and Trust Company and Schroder Advisors. Under the Agreement, the Fund, together with other mutual funds managed by SCMI and certain related entities, pays fees to State Street based on the combined average daily net assets of all of the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements. Pursuant to a separate agreement, the Fund pays State Street fees for accounting services at the following annual rates: 0.02% of the first $100 million of net assets, 0.015% of the next $100 million, 0.005% of the next $300 million, and 0.0025% of assets in excess of $500 million, subject to certain minimum requirements. Prior to June 1, 1999, the Fund paid subadministration fees to Forum Administrative Services, LLC at an annual rate of 0.05% of the average daily net assets of the Fund and paid accounting fees to Forum Accounting Services, LLC at an annual rate of $12,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schroder International Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONCLUDED)

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

         In order to limit the Fund's expenses, SCMI is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until December 31, 1999, to the extent that the Fund's net expenses attributable to its Investor shares exceed 0.99% (based on the Fund's average daily net assets). For the period ended April 30, 1999, Schroder Advisors and Forum Shareholder Services, LLC waived fees of $66,748 and $9,006, respectively. Schroder Advisors reimbursed expenses of $7,951.

NOTE 5. BENEFICIAL INTEREST

         For the period ended April 30, 1999, there were 2 shareholders, otherwise unaffiliated with the Fund, each owning more than 5% of the Fund's net assets, totaling 24.2%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)

            STOCKS AND WARRANTS - 89.8%
 SHARES                                     VALUE US$
---------                                  ------------
            BELGIUM - 0.9%
            COMMON STOCK
    4,850   Grupo Bruxelles Lambert SA (a) $    890,242
   10,940   KBC Bancassurance Holding           679,395
                                           ------------
                                              1,569,637
                                           ------------
            DENMARK - 1.5%
            COMMON STOCK
   12,320   Den Danske Bank                   1,421,815
   19,270   International Service System
              A/S (a)                         1,133,912
                                           ------------
                                              2,555,727
                                           ------------
            FRANCE - 15.9%
            COMMON STOCK
    5,810   Accor SA                          1,533,605
    7,010   Alcatel                             861,769
   15,370   Assurance Generales de France       812,225
   11,700   AXA                               1,512,599
    9,980   Bouygues SA                       2,540,346
    6,130   Canal Plus                        1,706,920
    9,528   Casino Guichard Perrachon           939,473
   24,486   Elf Aquitaine SA (a)              3,808,044
    7,340   Groupe Danone                     1,964,641
   10,400   Lafarge SA                        1,012,250
    4,610   L'Air Liquide                       712,066
    4,670   Sanofi SA                           732,698
    7,430   STMicroelectronics NV (a)           775,055
   17,850   Suez Lyonnaise des Eaux           3,040,401
   11,900   Total SA, "B"                     1,631,619
   14,009   Vivendi (a)                       3,276,896
            WARRANT
   14,156   Vivendi                              31,301
                                           ------------
                                             26,891,908
                                           ------------
            GERMANY - 5.7%
            COMMON STOCK
    7,550   BASF AG                             331,084
   27,491   Daimler-Chrysler AG               2,717,919
   24,010   Hoechst AG                        1,139,256
   26,680   Mannesmann AG                     3,516,986
   31,720   RWE AG                            1,453,074
   22,500   Thyssen Krupp AG (a)                492,742
                                           ------------
                                              9,651,061
                                           ------------
            ITALY - 6.0%
            COMMON STOCK
   33,780   Assicurazioni Generali            1,316,934
  474,490   Banca di Roma                       783,102
  296,930   ENI SpA                           1,957,081
   51,070   Istituto Bancario San Paolo di
              Torino                            767,222
  175,090   Italgas SpA                         779,848
  126,290   Olivetti SpA (a)                    440,910


 SHARES                                     VALUE US$
---------                                  ------------
            ITALY (CONCLUDED)
  243,670   Telecom Italia Mobile SpA (a)  $  1,453,945
  250,255   Telecom Italia SpA                2,666,116
                                           ------------
                                             10,165,158
                                           ------------
            JAPAN - 16.4%
            COMMON STOCK
  106,000   Amada Metrecs Co. Ltd.              624,306
   42,000   Arcland Sakamoto                    408,172
   48,000   Bridgestone Corp.                 1,286,849
   31,600   Credit Saison Co. Ltd.              645,971
   60,000   Dai-Dan Co. Ltd.                    419,734
  257,000   Dai-Tokyo Fire & Marine
              Insurance Co. Ltd.                940,916
   92,000   Daiwa House Industry Co. Ltd.     1,098,346
      168   East Japan Railway Co.              992,281
   51,000   Fuji Photo Film Co.               1,927,006
  149,000   Hanshin Electric Railway Co.
              Ltd.                              461,875
  161,000   Hitachi Ltd.                      1,176,193
  115,000   Kuraray Co. Ltd.                  1,310,307
   62,000   Matsushita Electric Industrial
              Co. Ltd.                        1,179,109
  232,000   Mitsui & Co. Ltd.                 1,700,718
   53,000   Mitsui Fudosan Co. Ltd.             488,433
   21,000   Murata Manufacturing Co. Ltd.     1,201,645
   17,400   Nagaileben Co. Ltd.                 466,483
   13,000   Nitto Denko Corp.                   247,232
   43,000   Nomura Securities Co. Ltd.          464,003
       49   NTT Corp.                           533,674
       26   NTT Mobile Communications
              Network, Inc.                   1,524,782
   56,000   Omron Corp.                         771,774
    7,000   Promise Co. Ltd.                    398,789
    9,000   Rohm Co. Ltd.                     1,085,779
   85,000   Showa Shell Sekiyu                  509,168
    7,000   SMC Corp.                           645,686
   13,000   Sony Corp.                        1,214,380
  413,000   Sumitomo Metal Industries Ltd.
              (a)                               550,153
   39,000   Takeda Chemical Industries        1,695,775
   42,000   Tokio Marine & Fire Insurance
              Co. Ltd.                          489,455
   79,000   Toppan Printing Co.                 950,425
   17,000   Toyota Motor Corp.                  482,820
                                           ------------
                                             27,892,239
                                           ------------
            KOREA, REPUBLIC OF - 0.6%
            COMMON STOCK
   17,500   Kookmin Bank                        238,544
    9,500   Korea Electric Power Corp.          273,378
    9,000   Pohang Iron & Steel Co. Ltd.        231,750
    4,098   Samsung Electronics Co.             315,161
        5   SK Telecom Co. Ltd.                   5,780

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
APRIL 30, 1999 (UNAUDITED)

 SHARES                                     VALUE US$
---------                                  ------------
            KOREA, REPUBLIC OF (CONCLUDED)
      360   SK Telecom Co. Ltd., ADR       $      4,995
                                           ------------
                                              1,069,608
                                           ------------
            NETHERLANDS - 7.8%
            COMMON STOCK
    7,440   Akzo Nobel NV                       336,493
   41,960   ING Groep NV                      2,588,053
   43,868   Koninklijke Ahold NV              1,631,323
   15,733   Oce NV                              462,725
   30,410   Philips Electronics NV            2,622,049
   37,100   Royal Dutch Petroleum Co.         2,162,680
   75,240   TNT Post Group NV                 2,029,811
   26,076   United Pan-Europe
              Communications NV (a)           1,350,394
                                           ------------
                                             13,183,528
                                           ------------
            NEW ZEALAND - 0.6%
            COMMON STOCK
   74,000   Carter Holt Harvey Ltd.             108,489
  171,100   Telecom Corp. of New Zealand        890,401
                                           ------------
                                                998,890
                                           ------------
            PHILIPPINES - 0.4%
            COMMON STOCK
  510,000   Ayala Land, Inc.                    187,777
   46,500   Manila Electric Co.                 177,323
    8,000   Philippine Long Distance
              Telephone Co.                     258,785
                                           ------------
                                                623,885
                                           ------------
            PORTUGAL - 0.9%
            COMMON STOCK
   79,910   Electricidade de Portugal SA      1,504,831
                                           ------------
            SINGAPORE - 1.0%
            COMMON STOCK
   75,000   City Developments Ltd.              500,444
   48,975   Development Bank of Singapore
              Ltd.                              520,550
   45,895   Singapore Press Holdings Ltd.       677,525
                                           ------------
                                              1,698,519
                                           ------------
            SPAIN - 2.1%
            COMMON STOCK
  106,146   Endesa SA                         2,362,741
   24,245   Telefonica SA (a)                 1,137,600
                                           ------------
                                              3,500,341
                                           ------------
            SWEDEN - 2.3%
            COMMON STOCK
   45,540   Electrolux AB                       925,876
   49,360   Securitas AB, "B"                   733,582


 SHARES                                     VALUE US$
---------                                  ------------
            SWEDEN (CONCLUDED)
   85,545   Telefonaktiebolaget LM
              Ericsson, "B"                $  2,252,848
                                           ------------
                                              3,912,306
                                           ------------
            SWITZERLAND - 4.6%
            COMMON STOCK
      721   ABB AG                            1,053,711
    1,216   Novartis                          1,783,523
      171   Roche Holding AG                  2,014,999
    8,849   UBS AG                            3,010,789
                                           ------------
                                              7,863,022
                                           ------------
            THAILAND - 0.2%
            COMMON STOCK
   24,000   Electricity Generating Public
              Co. Ltd. (a)                       53,349
   22,000   PTT Exploration & Production
              Public Co. Ltd. (a)               202,727
   76,000   Siam Commercial Bank Public
              Co. Ltd. (a)                      100,340
                                           ------------
                                                356,416
                                           ------------
            UNITED KINGDOM - 22.9%
            COMMON STOCK
  207,270   Airtours plc                      1,435,019
  139,130   Allied Domecq plc                 1,088,704
   44,000   ARM Holdings plc (a)                473,949
  358,660   ASDA Group plc                    1,199,711
   68,140   Bank of Ireland                   1,366,086
  174,630   BP Amoco plc                      3,315,015
  177,850   British Airways plc               1,410,305
   40,010   British American Tobacco plc        335,951
   73,270   British Energy plc                  623,482
  130,550   British Land Co. plc              1,192,877
  187,350   British Sky Broadcasting Group
              plc                             1,656,071
  127,140   British Telecom plc               2,137,153
  137,420   Cable & Wireless plc              1,973,639
   27,210   Elan Corp plc, ADR (a)            1,401,315
  183,400   Electrocomponents plc             1,565,049
   80,450   Glaxo Wellcome plc                2,380,808
  122,000   Imperial Chemical Industries      1,321,989
  119,730   Kingfisher plc                    1,792,829
  508,410   LASMO plc (a)                     1,307,699
   53,796   Lloyds TSB Group plc                866,602
  206,580   Marks & Spencer plc               1,411,948
   34,340   Pearson plc                         730,945
   34,850   RMC Group plc                       527,453
  408,300   Rolls-Royce plc (a)               1,893,323
   83,780   Shell Transport & Trading Co.       627,932
  351,620   Smith (David S.) Holdings plc       758,632
   84,120   Tibbett and Britten Group plc       574,950
   34,520   United Utilities plc                390,732

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONCLUDED)
APRIL 30, 1999 (UNAUDITED)

 SHARES                                     VALUE US$
---------                                  ------------
            UNITED KINGDOM (CONCLUDED)
  113,214   Vodafone Group plc             $  2,087,173
  150,243   Williams plc                      1,032,940
                                           ------------
                                             38,880,281
                                           ------------
            Total Stock and Warrants
              (cost $125,354,166)           152,317,357

 PRINCIPAL
   AMOUNT
------------
               TIME DEPOSIT - 2.9%
  M4,700,000   Commerzbank, London,
                 Certificates of
                 Participation, 2.5%, due
                 5/24/1999 (cost $4,990,460)     4,972,383
                                              ------------

                                             VALUE US$
                                            ------------
  Total Investments - 92.7%
    (cost $130,344,626)                     $157,289,740
  Other Assets Less Liabilities - 7.3%        12,452,502
                                            ------------
  Total Net Assets - 100.0%                 $169,742,242
                                            ------------
                                            ------------
------------------
  (a) Non-income producing security.
      ADR - American Depository Receipts.

                       FORWARD FOREIGN CURRENCY CONTRACTS
                               CONTRACTS TO SELL

                                                              UNDERLYING FACE
                                                                 AMOUNT OF         UNREALIZED
CONTRACT DATE          CURRENCY                 UNITS              VALUE           APPRECIATION
-------------  -------------------------    -------------     ----------------     ------------
   5/18/99           Japanese Yen           1,059,483,000       $  9,345,355         $588,172
                                                                ------------         --------
                                                                ------------         --------

                              OFFSETTING CONTRACTS

                                                              UNDERLYING FACE
CONTRACT DATE          CURRENCY                 UNITS         AMOUNT OF VALUE
-------------  -------------------------    -------------     ----------------
   5/17/99       Great Britain Pounds         1,989,000         $  3,232,125
   5/17/99       Great Britain Pounds         1,989,000           (3,191,568)
                                                                ------------
                                                                $     40,557
                                                                ------------
                                                                ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)

ASSETS:
         Investments (Note 2):
            Investments, at cost                                           $ 130,344,626
            Net unrealized appreciation                                       26,945,114
                                                                           -------------
               Total Investments, at value                                   157,289,740

         Cash                                                                 11,019,776
         Net receivable for forward foreign currency contracts                   628,729
         Receivable for dividends                                                281,470
         Receivable for interest                                                  39,560
         Receivable for tax reclaims                                             221,649
         Receivable for investments sold                                       1,614,515
         Prepaid expenses                                                         11,656
         Organization costs, net of amortization (Note 2)                          3,710
                                                                           -------------

                              Total Assets                                   171,110,805
                                                                           -------------
LIABILITIES:
         Payable for investments purchased                                     1,249,041
         Payable to investment adviser (Note 3)                                   43,090
         Payable to administrator (Note 3)                                        10,357
         Payable to subadministrator (Note 3)                                     10,357
         Accrued expenses and other liabilities                                   55,718
                                                                           -------------

                              Total Liabilities                                1,368,563
                                                                           -------------

                              Net Assets                                   $ 169,742,242
                                                                           -------------
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
       Dividend income (net of foreign withholding taxes of $132,528)                      $    785,824
       Interest income                                                                          228,592
                                                                                           ------------
            Total Investment Income                                                           1,014,416
                                                                                           ------------
EXPENSES:
       Investment advisory (Note 3)                                                             356,337
       Administration (Note 3)                                                                   59,390
       Subadministration (Note 3)                                                                59,390
       Interest holder recordkeeping (Note 3)                                                     6,037
       Custody                                                                                   54,793
       Accounting (Note 3)                                                                       37,000
       Legal                                                                                     14,617
       Audit                                                                                     28,533
       Amortization of organization costs (Note 2)                                                1,237
       Trustees                                                                                   8,325
       Pricing                                                                                    8,424
       Miscellaneous                                                                             11,812
                                                                                           ------------
            Total Expenses                                                                      645,895
       Fees waived (Note 6)                                                                     (52,734)
                                                                                           ------------
            Net Expenses                                                                        593,161
                                                                                           ------------

NET INVESTMENT INCOME                                                                           421,255
                                                                                           ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS:
       Net realized gain on investments sold                                                  8,816,160
       Net realized loss on foreign currency transactions                                    (1,143,092)
                                                                                           ------------
            Net realized gain on investments and foreign currency transactions                7,673,068
                                                                                           ------------

       Net change in unrealized appreciation on investments                                  13,633,038
       Net change in unrealized depreciation
          on foreign currency transactions                                                      881,242
                                                                                           ------------
            Net change in unrealized appreciation on investments
               and foreign currency transactions                                             14,514,280
                                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS                                                        22,187,348
                                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $ 22,608,603
                                                                                           ------------
                                                                                           ------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               For the
                                                                            Six Months Ended        For the
                                                                            April 30, 1999        Year Ended
                                                                             (unaudited)        October 31, 1998
----------------------------------------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF PERIOD                                               $154,017,362       $  211,683,857
                                                                              ------------       --------------
OPERATIONS:
         Net investment income                                                     421,255            2,672,044
         Net realized gain on investments sold
           and foreign currency transactions                                     7,673,068           22,208,848
         Net change in unrealized appreciation
           (depreciation) on investments and
           foreign currency transactions                                        14,514,280          (14,480,610)
                                                                              ------------       --------------
               Net increase in net assets
                 resulting from operations                                      22,608,603           10,400,282
                                                                              ------------       --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
         Contributions                                                          20,493,043           43,502,940
         Withdrawals                                                           (27,376,766)        (111,569,717)
                                                                              ------------       --------------
               Net decrease in net assets from transactions
                 in investors' beneficial interest                              (6,883,723)         (68,066,777)
                                                                              ------------       --------------
         Net increase (decrease) in net assets                                  15,724,880          (57,666,495)
                                                                              ------------       --------------
NET ASSETS, END OF PERIOD                                                     $169,742,242       $  154,017,362
                                                                              ------------       --------------
                                                                              ------------       --------------

FINANCIAL HIGHLIGHTS

Portfolio performance for the following periods:

                                                           For the Six
                                                              Months            For the Year Ended October
                                                           Ended April 30,                  31,
                                                               1999            -----------------------------
                                                           (unaudited)          1998       1997       1996
------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
  Expenses, including reimbursement/waiver of fees                0.75%(a)       0.75%      0.75%      0.75%
  Expenses, excluding reimbursement/waiver of fees                0.82%(a)       0.77%      0.77%      0.77%
  Net investment income, including
     reimbursement/waiver of fees                                 0.53%(a)       1.39%      0.90%      1.10%
Portfolio Turnover Rate                                             46%            53%        36%        56%

------------------------------------------------------------------------

(a) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

         Schroder Capital Funds ("Schroder Core") was organized as a Delaware business trust on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended, currently has eight investment portfolios. Included in this report is the International Equity Fund (the "Portfolio"), which is a diversified portfolio that commenced operations on November 1, 1995. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. On May 28, 1999, the Portfolio distributed all of its net assets to shareholders in complete liquidation and ceased investment operations.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

         The following represent the significant accounting policies of the
   Portfolio:

   INVESTMENT VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding day or at the mean of the closing bid and ask prices ("mid-market price"). Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Prices used for valuations generally are provided by independent pricing services. Domestic short-term investments having a maturity of 60 days or less, generally are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at current market price, then marked-to-market to recognize any gain or loss on the transaction. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by Schroder Core's Board of Trustees. As of April 30, 1999, the Portfolio did not hold a position in fair valued securities.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect on the date of the transactions.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

         The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

   REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

   EXPENSE ALLOCATION

         Schroder Core accounts separately for the assets and liabilities and operation of each of its portfolios. Expenses that are directly attributable to more than one portfolio are allocated among the respective portfolios in proportion to each portfolio's average net assets.

   ORGANIZATION COSTS

         Costs incurred by the Portfolio in connection with its organization are amortized on a straight-line basis over a five-year period.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         Schroder Capital Management International Inc. ("SCMI") is the investment adviser to the Portfolio. Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 0.45% of the average daily net assets of the Portfolio.

         SCMI has informed the Trust that it expects on or about July 1, 1999 to be merged into Schroder Investment Management North America Inc., a newly organized Delaware corporation. SCMI and Schroder Investment Management North America Inc. are both wholly owned subsidiaries of Schroder U.S. Holdings, Inc.

   ADMINISTRATOR AND SUBADMINISTRATOR

         The administrator of the Portfolio is Schroder Fund Advisors Inc. ("Schroder Advisors"). The subadministrator of the Portfolio is Forum Administrative Services, LLC ("FAdS"). Pursuant to their agreements, Schroder Advisors and FAdS provide certain management and administrative services to the Portfolio. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.075% of the Portfolio's average daily net assets.

   OTHER SERVICE PROVIDERS

         Forum Accounting Services, LLC ("FAcS") performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services in the amount of $60,000 per year, plus certain other charges based upon the number and types of portfolio transactions. FAcS also provides interest holder recordkeeping services to the Portfolio for which it receives $12,000 per year, plus certain other charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term securities) for the year ended April 30, 1999, aggregated $72,628,323 and $63,197,689, respectively.

NOTE 5. FEDERAL TAXES

         The Portfolio is not required to pay federal income taxes on its net investment income and net capital gain because it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings of the Portfolio (except for gain and loss on certain contributed securities, which for tax purposes have been allocated to the interest holder who contributed such securities) regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

NOTE 6. WAIVER OF FEES

         In order to limit the Portfolio's expenses, SCMI is contractually obligated to reduce its compensation (and, if necessary, to pay certain other portfolio expenses) until December 31, 1999, to the extent that the Portfolio's net expenses exceed 0.75% of the Portfolio's average daily net assets. Schroder Advisors, FAdS and FAcS may waive voluntarily all or a portion of their fees from time to time. For the period ended April 30, 1999, SCMI waived fees of $52,734.

--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES
Nancy A. Curtin, Chairman
David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab

INVESTMENT ADVISER
Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

ADMINISTRATOR AND DISTRIBUTOR
Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AND DIVIDEND
DISBURSING AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171
(800) 464-3108

COUNSEL
Ropes & Gray
One International Place
Boston, MA 02110

This report is for the information of the shareholders of the Schroder International Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

SIFSEMI0499

       [SCHRODERS LOGO]

       Schroder
       International
       Fund

       SEMI-ANNUAL REPORT
       April 30, 1999
       (Unaudited)

       Schroder Capital Funds (Delaware)